UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report April 22, 2022
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(c).	Appointment of Chief Financial Officer and Appointment of Interim Principal Financial Officer and Interim Principal Accounting Officer

Mark Patterson, 59, the Company’s Senior Vice President, will be appointed as Chief Financial Officer of the Company effective April 22, 2022. Mr. Patterson will receive an annual base salary of $175,000 and will be eligible for an annual discretionary bonus of between 10% and 30% of his base salary. As a material incentive for entering his employment with the Company, on April 15, 2022, the Company will grant Mr. Patterson a 300,000 share restricted stock award that will be subject to transfer and forfeiture restrictions that will lapse in three equal installments of 100,000 restricted shares on each of July 1, 2022, January 1, 2023, and January 1, 2024, subject to his continuous service through each vesting date. The restricted stock award is an incentive to Mr. Patterson’s commencing employment in his new positions and is not being granted under the Company’s 2016 Equity Incentive Plan.

Additionally, the Company will grant Mr. Patterson a 45,000 share restricted stock award on April 22, 2022, which will be subject to transfer and forfeiture restrictions that will lapse in three equal installments of 15,000 restricted shares on each of July 1, 2022, January 1, 2023, and January 1, 2024, subject to his continuous service through each vesting date. Such restricted stock award will be issued pursuant to the Company’s 2016 Equity Incentive Plan.

The vesting of all such shares of restricted stock would accelerate upon any termination or constructive termination of his employment with the Company without cause that occurs within one year a change of control of the Company .

Mark Patterson was formerly a member of the Board of Directors and Chief Financial Officer of Express 1- Expedited Solutions (now known as XPO Logistics, Inc.). Previously, Mr. Patterson was Executive Vice-President, Chief Financial Officer, and Chief Operating Officer of All State Express. Before that, Mr. Patterson was Chief Financial Officer and acting Chief Executive Officer of Transcard LLC, a financial technology company.

Effective April 22, 2022, Richard Murphy will serve as the Company’s interim Principal Financial Officer and Principal Accounting Officer until such time as the Company’s Form 10-K for fiscal year ended December 31, 2021 and the restated quarterly reports on Form 10-Q for the fiscal quarters ended each of March 31, 2021, June 30, 2021 and September 30, 2021 are filed with the Securities Exchange Commission. After such filings, Mark Patterson will assume the position as the Company’s Principal Financial Officer and Principal Accounting Officer.

Item 8.01	Other Events

The Company issued a press release on April 25, 2022 indicating that the Company had appointed Mark Patterson as its Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

A press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Exhibit No.         Description/Exhibit

99.1         Press Release dated April 25, 2022
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 25, 2022.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Executive Chairman